SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) November 2, 2004
                                                         ----------------


                         Progenics Pharmaceuticals, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



              Delaware               000-23143                  13-3379479
              --------               ---------                  ----------
    (State or other jurisdiction     (Commission             (IRS Employer
         of incorporation)           File Number)         Identification No.)



             777 Old Saw Mill River Road, Tarrytown, New York 10591
             ------------------------------------------------------
               (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800
                                                           --------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

     Item 7.01. Regulation FD Disclosure

     On November 2, 2004, Progenics Pharmaceuticals, Inc. and Cytogen Corporation issued a press release announcing the award of grants totaling $7.4 million over four years from the National Institutes of Health. A copy of the press release is attached hereto as Exhibit 99.1.

     The information furnished pursuant to Item 7.01 in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 7.01 in this Form 8-K.

Section 9 - Financial Statements and Exhibits

         Item 9.01  Financial Statements and Exhibits

                    (c) the following exhibit is furnished with this report

                       Exhibit Number      Description
                       --------------      ------------------------------------
                       99.1                Press Release dated November 2, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PROGENICS PHARMACEUTICALS, INC.


                            By:  /s/ ROBERT A. MCKINNEY
                                 ------------------------------------------
                                     Robert A. McKinney
                                     Vice President, Finance and Operations


Date:  November 5, 2004